SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2004

                               FLOWERS FOODS, INC.
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             (Exact name of registrant as specified in its charter)


        Georgia                   1-16247                 58-2582379
  ------------------           ------------           -------------------
    (State or other             (Commission              (IRS Employer
     jurisdiction              File Number)           Identification No.)
   of incorporation)

  1919 Flowers Circle, Thomasville, GA                      31757
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:   (229) 226-9110

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ITEM 7. Financial Statements and Exhibits.

c. Exhibits.

The following exhibit is furnished as part of this Report:


EXHIBIT NUMBER     EXHIBIT

99.1               Press release of Flowers Foods, Inc. dated May 27, 2004

ITEM 9. Regulation FD Disclosure.

      On May 27, 2004 Flowers Foods, Inc. issued a press release announcing its financial condition and results of operations as of and for the 16-week first quarter ended April 24, 2004. A copy of the press release is furnished with this Report as Exhibit 99.1 and is incorporated herein by reference.

      This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" of Form 8-K. Consequently the information is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section. Furthermore, the information in this Report, including the exhibits, may only be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended, or the Exchange Act if such subsequent filings specifically reference this Form 8-K.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FLOWERS FOODS, INC.


                                   By:     /s/ Jimmy M. Woodward
                                           -----------------------------
                                           Name: Jimmy M. Woodward
                                           Title: Sr. Vice-President, Chief
                                           Financial Officer and
                                           Chief Accounting Officer

Date: May 27, 2004

                                  EXHIBIT INDEX


EXHIBIT NUMBER                         EXHIBIT

99.1              Press release of Flowers Foods, Inc. dated May 27, 2004